UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934
                        Date of Report: February 10, 2005

                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      814-00063                34-201989
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                      Suite 1601, Buliding A, Jinshan Tower
                   No. 8, Shan Xi Road Nanjing, Jiangsu, China

                           --------------------------
                    (Address of principal executive offices)

                                86 (25) 360 8605
                      -------------------------------------
              (Registrant's telephone number, including area code)


          (former name or former address, if changed since last report)




                     China Biopharmaceuticals Holdings, Inc.
                                   Form 8-K/A

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective on February 8, 2005, Weinberg & Company, P.A. ("Weinberg") was dismissed as the independent accountant engaged to audit the financial statements of the Registrant. Weinberg performed the review of the Registrant's financial statements for the three and nine months ended September 30, 2004 and 2003. During this period and the subsequent interim period prior to their dismissal, there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Weinberg's satisfaction would have caused Weinberg to make reference to this subject matter of the disagreements, nor were there any "reportable events" as such term is defined in
Item 304(a)(1)(iv)of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K"). The decision to dismiss Weinberg was approved by the Registrant's Board of Directors. No audit committee exists other than the members of the Board of Directors.

         The Registrant has requested Weinberg to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. A copy of such letter, dated February 10, 2004, is filed as Exhibit 16.1 to this Form 8-K.

(b) Effective on February 8, 2005 the Registrant has engaged BDO Reanda, Certified Public Accountants ("BDO") with address at Room 2008, 20/Floor, East Wing. Building 1, ZhuBang 2000 Tower, No.100 BalizhuangXiLi, Chaoyang District, Beijing, 100025, PRC, as the new principal accountant to audit its financial statements. BDO, the Registrant's successor auditors, provides auditing services for the Registrant which is a United States company according to the United States generally accepted accounting principles. BDO is also licensed to perform auditing work in China. The Registrant's main assets and operations are primarily located in Jiangsu Province of China. The decision to engage BDO was approved by the Registrant's Board of Directors. The board of directors of the Registrant believes that BDO should be able to better services the Registrant's needs.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         The following exhibit is hereby filed as part of this Current Report on Form 8-K:


16.1 A copy of a letter from Weinberg to the Securities and Exchange Commission dated February 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         China Biopharmaceuticals Holdings, Inc.

                                         By:  /s/ Peng Mao
                                            ------------------------------------
                                            Name:  Peng Mao
                                            Title: Chairman and
                                            Chief Executive Officer

Dated:  February 10, 2005